UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2014

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ENSERVCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-9494 (Commission File Number)	84-0811316 (I.R.S. Employer Identification No.)

501 South Cherry St., Ste. 320

Denver, CO 80246

(Address of principal executive offices, including zip code)

(303) 333-3678

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On March 5, 2014, Enservco Corporation (the “Company”) was notified by the New York Stock Exchange that the Company was approved for listing on the NYSE MKT. The Company’s common stock is expected to begin trading on the NYSE MKT under the symbol “ENSV” on or about March 10, 2014, assuming the Company continues to meet the listing requirements through that date. On March 5, 2014, the Company filed a registration statement on Form 8-A converting the registration of the Company’s common stock from Section 12(g) of the Securities Exchange Act of 1934 to Section 12(b).

A copy of a press release announcing the NYSE MKT approval is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	No financial statements of businesses acquired must be filed with this Form 8-K

(b)	No pro forma financial information must be filed with this Form 8-K

(c)	This Form 8-K does not report any shell company transactions

(d)	Exhibits:

99.1 Press Release dated March 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 6th day of March, 2014.

Enservco Corporation

By: /s/ Rick D. Kasch
Rick D. Kasch, President